SECOND QUARTER 2006
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.

If you need further information, please contact:

Marty Mosby, CFO
901-523-5620

First Horizon National Corporation
2Q 2006 Financial Supplement

Dear Investor,

In conjunction with the release of First Horizon National Corporation's second quarter results for 2006, we have prepared this financial supplement to assist investors in understanding First Horizon National Corporation’s financial results.

This supplement compares current period results to earnings and other financial information from the previous four quarters.

Please feel free to call if you have any additional questions.

Regards,

Marty Mosby
CFO
901-523-5620

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
Net interest income	$253,598	$245,721	$254,812	$260,160	$241,608
Noninterest income	329,094	286,025	314,150	347,005	320,038
Divestitures	-	-	7,029	-	-
Security gain/(loss)	2,893	(80,281)	(181)	(406)	75
Total revenue	585,585	451,465	575,810	606,759	561,721
Noninterest expense	419,986	443,215	413,292	426,175	406,222
Provision	18,653	17,799	16,175	22,608	15,786
Pretax income/(loss)	146,946	(9,549)	146,343	157,976	139,713
Provision/(benefit) for income taxes	43,013	(12,959)	42,695	49,862	43,567
Income from continuing operations	103,933	3,410	103,648	108,114	96,146
Income from discontinued operations, net of tax	376	210,273	5,369	4,830	3,858
Income before cumulative effect	104,309	213,683	109,017	112,944	100,004
Cumulative effect of changes in accounting
principle, net of tax	-	1,345	(3,098)	-	-
Net income	$104,309	$215,028	$105,919	$112,944	$100,004

Tax rate	29%	NM	29%	32%	31%
Efficiency ratio	72%	98%	72%	70%	72%

NM - Not meaningful

SELECTED FINANCIAL DATA
Quarterly, Unaudited

(Dollars in thousands, except per share data)	2Q06	1Q06	4Q05	3Q05	2Q05
Income from continuing operations	$103,933	$3,410	$103,648	$108,114	$96,146
Income from discontinued operations, net of tax	376	210,273	5,369	4,830	3,858
Cumulative effect of changes in accounting
principle, net of tax	-	1,345	(3,098)	-	-
Net income	104,309	215,028	105,919	112,944	100,004
Common Stock Data

Diluted earnings per common share:
Diluted EPS from continuing operations	$.82	$.03	$.80	$.83	$.74
Diluted EPS before cumulative effect of
changes in accounting principle	.82	1.66	.84	.87	.77
Diluted EPS	.82	1.67	.81	.87	.77

Diluted shares	127,280	129,100	130,043	129,924	129,428
Period-end shares outstanding	123,947	123,230	126,222	126,003	125,111
Dividends declared per share	$.45	$.45	$.45	$.43	$.43
Selected Average Balances

Total assets	$38,494,898	$37,689,523	$37,720,410	$38,090,993	$36,282,202
Total loans, net of unearned income	21,429,616	20,838,397	19,952,086	18,722,002	17,782,262
Investment securities	3,008,310	3,026,429	2,858,410	2,934,030	2,931,319
Earning assets	33,946,387	33,142,044	33,191,778	33,562,038	31,619,216
Deposits	21,981,445	22,939,767	23,918,717	23,981,764	22,522,907
Total long-term debt	5,160,610	3,805,307	2,665,867	2,374,568	2,585,246
Shareholders' equity	2,401,428	2,335,512	2,284,400	2,220,232	2,132,528
Selected Period-End Balances

Total assets	$37,469,234	$37,300,975	$36,579,061	$37,042,307	$37,165,789
Total loans, net of unearned income	21,699,729	21,186,991	20,600,922	19,211,703	18,428,561
Investment securities	3,108,569	2,944,826	2,912,486	2,842,016	2,998,495
Earning assets	31,879,716	31,617,338	31,578,065	31,204,048	31,203,158
Goodwill	281,910	281,475	281,440	282,192	264,787
Other intangible assets, net	75,055	76,666	76,647	76,893	75,818
Mortgage servicing rights, net	1,595,413	1,475,448	1,314,629	1,210,284	1,018,029
Deposits	21,693,442	21,517,047	23,317,557	25,269,302	21,586,027
Total long-term debt	5,606,294	4,599,339	3,437,643	2,000,113	2,537,046
Shareholders' equity	2,442,193	2,399,608	2,347,539	2,292,337	2,216,914
Selected Ratios and Other

Return on average assets	1.09%	2.31%	1.11%	1.18%	1.11%
Return on average equity	17.4	37.3	18.4	20.2	18.8

FTE employees	12,413	13,053	13,175	13,164	13,141

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
Interest income	$578,582	$533,369	$519,475	$497,438	$438,385
Less interest expense	324,984	287,648	264,663	237,278	196,777
Net interest income	253,598	245,721	254,812	260,160	241,608
Provision for loan losses	18,653	17,799	16,175	22,608	15,786
Net interest income after
provision for loan losses	234,945	227,922	238,637	237,552	225,822
Noninterest income:
Mortgage banking	113,448	88,815	114,713	140,482	108,992
Capital markets	102,165	92,858	80,896	82,158	94,789
Deposit transactions
and cash management	42,756	38,023	42,196	41,268	39,471
Insurance commissions	12,461	14,686	13,144	12,673	13,525
Revenue from loan sales and securitizations	12,212	11,357	13,146	10,878	10,317
Trust services and investment
management	10,824	10,657	10,873	11,299	11,278
Gains on divestitures	-	-	7,029	-	-
Securities gains/(losses), net	2,893	(80,281)	(181)	(406)	75
Other	35,228	29,629	39,182	48,247	41,666
Total noninterest income	331,987	205,744	320,998	346,599	320,113
Adjusted gross income after
provision for loan losses	566,932	433,666	559,635	584,151	545,935
Noninterest expense:
Employee compensation,
incentives and benefits	245,796	260,141	244,943	259,583	244,123
Occupancy	27,525	30,102	28,000	26,082	26,068
Operations services	17,075	17,440	18,363	18,739	18,402
Equipment rentals, depreciation,
and maintenance	17,858	20,264	19,108	19,033	18,741
Communications and courier	13,409	14,912	14,379	14,352	13,189
Amortization of intangible assets	2,881	2,888	2,667	2,893	2,604
Other	95,442	97,468	85,832	85,493	83,095
Total noninterest expense	419,986	443,215	413,292	426,175	406,222
Pretax income/(loss)	146,946	(9,549)	146,343	157,976	139,713
Provision/(benefit) for income taxes	43,013	(12,959)	42,695	49,862	43,567
Income from continuing operations	103,933	3,410	103,648	108,114	96,146
Income from discontinued operations,
net of tax	376	210,273	5,369	4,830	3,858
Income before cumulative effect	104,309	213,683	109,017	112,944	100,004
Cumulative effect of changes in accounting
principle, net of tax	-	1,345	(3,098)	-	-
Net income	$104,309	$215,028	$105,919	$112,944	$100,004

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
All other income:
Bankcard income	$6,362	$6,916	$7,391	$6,998	$6,701
Other service charges	5,806	5,766	5,531	5,968	5,753
Remittance processing	3,642	3,994	3,926	3,908	3,790
Check clearing fees	1,679	1,727	1,801	1,885	1,778
Other	17,739	11,226	20,533	29,488	23,644
Total	$35,228	$29,629	$39,182	$48,247	$41,666
All other expense:
Advertising and public relations	$10,998	$11,995	$11,066	$11,246	$12,489
Legal and professional fees	11,600	8,295	11,879	11,910	11,445
Travel and entertainment	8,652	6,972	7,834	7,446	8,472
Computer software	8,827	7,987	7,374	7,327	7,755
Contract employment	7,094	7,535	7,922	7,963	8,005
Supplies	4,260	3,674	4,468	4,652	3,935
Fed services fees	1,736	1,749	1,852	1,885	1,905
Foreclosed real estate	(437)	8,341	1,835	3,547	(614)
Deposit insurance premium	801	895	782	795	746
Charitable contributions	530	490	418	938	457
Distributions on preferred stock	4,453	4,050	3,806	3,374	3,577
Other	36,928	35,485	26,596	24,410	24,923
Total	$95,442	$97,468	$85,832	$85,493	$83,095

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited
			Interest		Percent
	Average Balance		Revenue/ Expense		Average Rate/Yield

(Fully taxable equivalent)
(Dollars in thousands)	2Q06	1Q06	2Q06	1Q06	2Q06	1Q06
Assets:
Earning assets:
Loans, net of unearned income*	$21,429,616	$20,838,397	$393,546	$363,577	7.37%	7.07%
Loans held for sale	4,623,847	4,776,373	75,832	76,342	6.56	6.39
Investment securities:
U.S. Treasuries	53,561	72,265	624	781	4.67	4.38
U.S. government agencies	2,731,213	2,736,495	38,211	32,676	5.60	4.78
States and municipalities	1,893	1,916	7	7	1.39	1.37
Other	221,643	215,753	2,726	2,548	4.92	4.72
Total investment securities	3,008,310	3,026,429	41,568	36,012	5.53	4.76
Capital markets securities inventory	2,356,754	2,176,124	31,849	27,327	5.41	5.02
Mortgage banking trading securities	462,592	442,453	11,798	11,246	10.20	10.17
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	2,018,408	1,866,146	23,712	18,995	4.71	4.13
Investment in bank time deposits	46,860	16,122	580	179	4.96	4.51
Total other earning assets	2,065,268	1,882,268	24,292	19,174	4.72	4.13
Total earning assets/Interest income	33,946,387	33,142,044	$578,885	$533,678	6.83%	6.50%
Allowance for loan losses	(202,003)	(196,316)
Cash and due from banks	794,019	831,172
Capital markets receivables	187,435	199,635
Premises and equipment, net	427,213	418,882
Other assets	3,341,847	3,294,106
Total assets	$38,494,898	$37,689,523
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$ 279,269	$ 282,558	$ 149	$ 105.21%		.15%
Checking interest and money market	4,867,053	4,512,081	28,039	20,792	2.31	1.87
Certificates of deposit under
$100,000 and other time	2,779,821	2,602,581	29,116	25,338	4.20	3.95
Total interest-bearing core deposits	7,926,143	7,397,220	57,304	46,235	2.90	2.53
Certificates of deposit $100,000 and more	8,859,178	10,626,088	110,068	119,296	4.98	4.55
Federal funds purchased and securities
sold under agreements to repurchase	4,975,223	4,745,621	58,084	47,821	4.68	4.09
Capital markets trading liabilities	1,368,933	1,304,492	19,923	18,347	5.84	5.70
Commercial paper and other short-term
borrowings	750,789	765,178	9,296	8,423	4.97	4.46
Total long-term debt	5,160,610	3,805,307	70,309	47,526	5.46	5.00
Total interest-bearing liabilities/Interest
expense	29,040,876	28,643,906	$324,984	$287,648	4.49%	4.06%
Demand deposits	1,817,045	1,712,247
Other noninterest-bearing deposits	3,379,079	3,204,212
Capital markets payables	236,481	229,867
Other liabilities	1,324,715	1,268,505
Preferred stock of subsidiary	295,274	295,274
Shareholders' equity	2,401,428	2,335,512
Total liabilities and shareholders' equity	$38,494,898	$37,689,523
Net interest income-tax equivalent basis			$253,901	$246,030
Fully taxable equivalent adjustment			(303)	(309)
Net interest income			$253,598	$245,721
Net interest spread					2.34%	2.44%
Effect of interest-free sources used to fund
earning assets					.66	.55
Net interest margin					3.00%	2.99%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited

	Average Balance				Interest Revenue/Expense				% Average Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05
Assets:
Earning assets:
Loans, net of unearned income*	$19,952,086	$18,722,002	$17,782,262	$16,680,642	$338,113	$299,199	$264,919	$231,645	6.72%	6.34%	5.98%	5.63%
Loans held for sale	5,758,831	6,936,767	6,055,933	5,315,114	93,327	111,573	93,897	79,085	6.48	6.43	6.20	5.95
Investment securities:
U.S. Treasuries	42,419	40,315	40,208	43,843	394	232	230	216	3.68	2.29	2.30	2.00
U.S. government agencies	2,608,478	2,690,823	2,691,954	2,548,693	29,079	29,109	29,348	27,559	4.46	4.33	4.36	4.33
States and municipalities	2,787	3,544	5,459	6,913	23	37	73	101	3.25	4.30	5.35	5.85
Other	204,726	199,348	193,698	195,356	2,463	2,177	2,083	1,988	4.81	4.37	4.30	4.07
Total investment securities	2,858,410	2,934,030	2,931,319	2,794,805	31,959	31,555	31,734	29,864	4.47	4.30	4.33	4.27
Capital markets securities inventory	2,160,676	2,158,334	2,069,131	2,235,004	27,126	27,029	22,714	24,528	5.02	5.01	4.39	4.39
Mortgage banking trading securities	360,891	271,915	292,301	288,387	10,148	8,716	9,226	9,144	11.25	12.82	12.63	12.68
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	2,086,401	2,532,662	2,482,568	2,047,342	18,939	19,604	16,135	10,851	3.60	3.07	2.61	2.15
Investment in bank time deposits	14,483	6,328	5,702	5,874	154	47	50	30	4.22	2.92	3.57	2.09
Total other earning assets	2,100,884	2,538,990	2,488,270	2,053,216	19,093	19,651	16,185	10,881	3.61	3.07	2.61	2.15
Total earning assets/Interest income	33,191,778	33,562,038	31,619,216	29,367,168	$519,766	$497,723	$438,675	$385,147	6.23%	5.90%	5.56%	5.29%
Allowance for loan losses	(190,805)	(176,167)	(169,427)	(164,598)
Cash and due from banks	781,178	769,813	727,429	729,802
Capital markets receivables	288,292	393,513	742,190	880,462
Premises and equipment, net	410,361	400,533	387,475	378,041
Other assets	3,239,606	3,141,263	2,975,319	2,900,566
Total assets	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$ 285,313	$ 289,703	$ 294,366	$ 294,114	$ 106	$ 108	$ 117	$ 77.15%		.15%	.16%	.11%
Checking interest and money market	4,409,563	4,287,166	4,319,510	4,273,739	18,460	16,153	13,656	11,206	1.66	1.49	1.27	1.06
Certificates of deposit under
$100,000 and other time	2,402,900	2,278,094	2,184,264	2,102,399	22,642	20,466	18,733	17,172	3.74	3.56	3.44	3.31
Total interest-bearing core deposits	7,097,776	6,854,963	6,798,140	6,670,252	41,208	36,727	32,506	28,455	2.30	2.13	1.92	1.73
Certificates of deposit $100,000 and more	11,393,018	11,467,752	10,557,321	10,147,069	116,707	102,061	80,433	64,782	4.06	3.53	3.06	2.59
Federal funds purchased and securities
sold under agreements to repurchase	4,760,566	4,913,288	4,651,584	3,991,180	43,751	39,395	31,387	22,040	3.65	3.18	2.71	2.24
Capital markets trading liabilities	1,351,785	1,665,342	1,589,408	1,470,515	19,556	23,237	20,591	16,807	5.74	5.54	5.20	4.64
Commercial paper and other short-term
borrowings	1,052,369	1,230,394	998,762	691,000	11,668	11,224	7,911	4,560	4.40	3.62	3.18	2.68
Total long-term debt	2,665,867	2,374,568	2,585,246	2,616,152	31,773	24,634	23,949	20,785	4.77	4.16	3.71	3.18
Total interest-bearing liabilities/Interest
expense	28,321,381	28,506,307	27,180,461	25,586,168	$264,663	$237,278	$196,777	$157,429	3.71%	3.31%	2.90%	2.49%
Demand deposits	2,018,721	1,941,952	1,835,618	1,784,963
Other noninterest-bearing deposits	3,409,202	3,717,097	3,331,828	3,001,739
Capital markets payables	275,721	350,531	423,810	569,760
Other liabilities	1,115,711	1,059,562	1,082,525	1,050,840
Preferred stock of subsidiary	295,274	295,312	295,432	29,998
Shareholders' equity	2,284,400	2,220,232	2,132,528	2,067,973
Total liabilities and shareholders' equity	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Net interest income-tax equivalent basis					$255,103	$260,445	$241,898	$227,718
Fully taxable equivalent adjustment					(291)	(285)	(290)	(271)
Net interest income					$254,812	$260,160	$241,608	$227,447
Net interest spread									2.52%	2.59%	2.66%	2.80%
Effect of interest-free sources used to fund
earning assets									.54	.50	.40	.32
Net interest margin									3.06%	3.09%	3.06%	3.12%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Millions)	2Q06	1Q06	4Q05	3Q05	2Q05
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,570.3	$ 6,415.4	$ 6,357.0	$ 6,176.2	$ 5,894.5
Real estate commercial	1,259.4	1,225.0	1,208.9	1,163.2	1,086.3
Real estate construction	2,380.4	2,197.7	1,973.1	1,735.9	1,546.2
Total commercial loans	10,210.1	9,838.1	9,539.0	9,075.3	8,527.0
Retail:
Real estate residential	8,544.5	8,629.4	8,123.6	7,593.7	7,533.5
Real estate construction	2,028.5	1,961.7	1,874.8	1,643.9	1,321.2
Other retail	162.6	164.6	170.5	167.5	161.1
Credit card receivables	197.7	238.1	244.2	241.6	239.5
Real estate loans pledged against
other collateralized borrowings (a)	286.2	6.5	-	-	-
Total retail loans	11,219.5	11,000.3	10,413.1	9,646.7	9,255.3
Total loans, net of unearned income	$21,429.6	$20,838.4	$19,952.1	$18,722.0	$17,782.3

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,705.9	$ 6,538.8	$ 6,578.1	$ 6,354.4	$ 6,181.6
Real estate commercial	1,276.3	1,232.0	1,213.1	1,171.6	1,128.2
Real estate construction	2,453.6	2,277.8	2,108.1	1,849.1	1,662.8
Total commercial loans	10,435.8	10,048.6	9,899.3	9,375.1	8,972.6
Retail:
Real estate residential	8,545.2	8,486.4	8,357.1	7,603.3	7,549.9
Real estate construction	2,076.0	2,001.9	1,925.1	1,814.6	1,499.5
Other retail	163.1	161.6	168.4	170.7	163.8
Credit card receivables	202.1	194.9	251.0	248.0	242.8
Real estate loans pledged against
other collateralized borrowings (a)	277.5	293.6	-	-	-
Total retail loans	11,263.9	11,138.4	10,701.6	9,836.6	9,456.0
Total loans, net of unearned income	$21,699.7	$21,187.0	$20,600.9	$19,211.7	$18,428.6
(a) During first quarter 2006, FHN sold loans through an on-balance sheet securitization, which is structured as a financing for accounting purposes.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
Net interest income	$230,725	$224,869	$227,698	$224,895	$211,294
Noninterest income	111,827	106,493	106,682	106,564	99,830
Divestitures	-	-	7,029	-	-
Security G/L	-	-	-	-	-
Total revenue	342,552	331,362	341,409	331,459	311,124
Total noninterest expense	211,873	215,555	203,154	199,653	192,738
Provision	18,361	18,026	15,897	22,428	15,667
Pretax income	$112,318	$97,781	$122,358	$109,378	$102,719

Efficiency ratio	62%	65%	60%	60%	62%

Average loans (millions)	$21,096	$20,596	$19,785	$18,613	$17,700
Other earning assets (millions)	589	878	1,599	2,250	1,844
Total earning assets (millions)	$21,685	$21,474	$21,384	$20,863	$19,544

Total deposits	$11,773	$11,510	$11,280	$10,916	$10,606

Net interest margin	4.27%	4.25%	4.22%	4.28%	4.34%

Noninterest revenue detail
Deposit transactions & cash mgmt	$42,718	$38,011	$42,191	$41,298	$39,440
Insurance commissions	12,048	14,236	12,693	12,236	13,085
Trust services & investment mgmt	10,824	10,657	10,873	11,300	11,278
Bankcard Income	6,103	6,660	7,184	6,769	6,501
Other service charges	5,336	5,356	5,078	5,367	5,219
Check clearing fees	1,679	1,727	1,801	1,885	1,778
Revenue from loan sales and
securitizations (a)	10,548	8,238	10,630	8,638	8,386
Miscellaneous revenue	22,571	21,608	16,232	19,071	14,143
Total noninterest revenue	$111,827	$106,493	$106,682	$106,564	$99,830

Statistics
Trust total assets (millions)(b)	$11,629	$11,838	$11,971	$12,451	$12,208
Trust total managed assets (millions)(b)	6,311	6,379	6,707	6,984	7,158
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
Net interest income	$25,052	$25,415	$34,619	$41,769	$37,886
Noninterest income:
Net origination fees	107,392	72,339	87,545	115,541	95,676
Net servicing fees	(727)	10,717	20,175	17,951	6,295
Other fees	7,355	11,648	12,182	17,762	15,769
Total noninterest income	114,020	94,704	119,902	151,254	117,740
Total revenue	139,072	120,119	154,521	193,023	155,626
Noninterest expense	109,581	125,699	115,261	132,253	113,584
Provision	292	(227)	278	180	119
Pretax income (loss)	$29,199	$(5,353)	$38,982	$60,590	$41,923

Noninterest expense detail
Commissions & incentives	$54,831	$53,385	$62,946	$84,774	$77,400
FAS 91 cost deferral	4,473	(1,743)	4,813	4,616	(1,332)
Other salaries & benefits	50,420	63,709	60,206	62,462	60,979
Total salaries & benefits	109,724	115,351	127,965	151,852	137,047
Contract labor & outsourcing	4,170	4,771	4,938	5,059	5,296
Equipment & occupancy	16,074	17,953	17,633	16,554	16,786
Foreclosure provision	(646)	7,051	1,264	3,063	(647)
Other expenses	46,554	44,872	40,976	48,848	45,047
Total expenses before FAS 91 reclass	175,876	189,998	192,776	225,376	203,529
FAS 91 reclassification	(69,334)	(67,178)	(82,257)	(97,429)	(92,667)
Total noninterest expense before
segment allocations	106,542	122,820	110,519	127,947	110,862
Segment allocations	3,039	2,879	4,742	4,306	2,722
Total noninterest expense	$109,581	$125,699	$115,261	$132,253	$113,584

Other information
Efficiency ratio	79%	105%	75%	69%	73%

Warehouse (millions)	$3,613	$3,539	$3,854	$4,583	$4,081
Other earning assets (millions)	850	724	580	394	391
Total earning assets (millions)	$4,463	$4,263	$4,434	$4,977	$4,472

Escrow balances	$1,903	$1,641	$2,034	$2,334	$2,054

Net interest margin	2.25%	2.42%	3.10%	3.33%	3.40%

Warehouse Spread	1.44%	1.77%	2.06%	2.33%	2.66%

Certain previously reported amounts have been reclassified to agree with current presentation.
*See Note 1 - Financial Glossary

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
ORIGINATION INCOME
Origination Fees	$77,174	$67,043	$79,808	$104,395	$97,468
FAS 91 Fee Deferral	1,523	(126)	4,932	4,846	(3,774)
Appraisal, Final Inspection,
Credit Report Fees	7,901	6,778	7,574	9,639	8,967
Total origination fees	86,598	73,695	92,314	118,880	102,661

Secondary Marketing Income:
Prime:
OMSR, SRP	89,999	73,896	88,023	110,813	82,641
Marketing G/L (Trading Gains)	37,907	22,277	21,236	15,167	19,875
Concessions	(41,459)	(34,093)	(35,560)	(39,370)	(27,176)
LOCOM	(398)	666	614	(1,840)	(837)
Subtotal Prime	86,049	62,746	74,313	84,770	74,503

Non-Prime:
OMSR, SRP	2,262	4,416	4,747	11,779	10,930
LOCOM	1,817	(1,340)	(1,572)	(2,459)	249
Subtotal Non-Prime	4,079	3,076	3,175	9,320	11,179
Total Secondary Marketing Fees -
Mortgage	90,128	65,822	77,488	94,090	85,682

FAS 91 Reclassification	(69,334)	(67,178)	(82,257)	(97,429)	(92,667)

Total Origination Income	$107,392	$72,339	$87,545	$115,541	$95,676

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	$7,482	$6,865	$7,991	$10,557	$9,526

Refinanced Production	2,505	2,793	3,259	4,387	3,545
Refinanced %	33%	41%	41%	42%	37%
Purchased Production	4,977	4,072	4,732	6,170	5,981
Purchased %	67%	59%	59%	58%	63%

ARMs % (Excluding Gov't ARMS)	28%	33%	37%	41%	50%

Total Sales Force	2,467	2,609	2,630	2,602	2,629

Warehouse/Pipeline Balance:
Ending Warehouse Balance	2,604	2,813	2,942	3,159	3,663
Ending Pipeline Balance (Locked)	3,645	3,691	3,119	3,930	5,209

Loan Sales (Deliveries):
Prime	7,061	6,364	7,474	10,071	8,395
Non-Prime	330	443	416	492	343
Total Loan Sales	7,391	6,807	7,890	10,563	8,738

Margins:
Marketing Margin on Deliveries (bps):
Prime:
OMSR, SRP	128	116	118	110	98
Marketing G/L (Trading Gains)	54	35	28	15	24
Concessions	(59)	(53)	(48)	(39)	(32)
LOCOM	(1)	1	1	(2)	(1)
Total Prime	122	99	99	84	89
Non-Prime:
OMSR, SRP	68	99	114	239	319
LOCOM	55	(30)	(38)	(50)	7
Total Non-Prime	123	69	76	189	326

Total Marketing Margin on Deliveries	122	97	98	89	98

MORTGAGE BANKING
Quarterly, Unaudited

	2Q06		1Q06		4Q05		3Q05		2Q05
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$95,043	39	$93,454	39	$91,735	39	$88,866	38	$87,285	39
Guarantee Fees	(17,348)	(7)	(18,876)	(8)	(18,980)	(8)	(18,900)	(8)	(19,039)	(9)
Sub-Service Fee Income	71	-	64	-	144	-	101	-	40	-
Lender Paid MI	(20)	-	108	-	(168)	-	(145)	-	(159)	-
Net Service Fees	77,746	32	74,750	31	72,731	31	69,922	30	68,127	30

Early Payoff Interest Expense	(4,324)	(2)	(3,838)	(2)	(5,164)	(2)	(6,844)	(3)	(5,742)	(2)
Ancillary Fees	6,820	3	6,934	3	6,698	3	6,601	3	6,001	3
Total Service Fees	80,242	33	77,846	32	74,265	32	69,679	30	68,386	31

MSR Asset - Value Changes
Change in MSR Value - Runoff	(72,270)		(58,836)		(71,669)		(71,981)		(68,067)
Change in MSR Value - Other than Runoff	69,564		95,961		55,684		129,596		(141,417)
MSR Hedge Gains/(Losses)	(72,104)		(98,290)		(32,673)		(99,271)		159,440
Total Net Change MSR Value	(74,810)		(61,165)		(48,658)		(41,656)		(50,044)

Trading Asset & Associated Derivatives:
Change in Trading Asset Value	3,044		8,467		3,720		15,892		(25,260)
Trading Asset Hedge Gains/(Losses)	(4,438)		(10,932)		(5,722)		(15,766)		24,819
Total Trading Asset & Associated Derivatives	(1,394)		(2,465)		(2,002)		126		(441)

Option Expense on Servicing Hedges	(4,765)		(3,499)		(3,430)		(10,198)		(11,606)

Total Servicing Income	(727)		10,717		20,175		17,951		6,295

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$98,342		$96,147		$94,388		$92,235		$89,366
End. Servicing Portfolio (Owned)	$99,304		$97,303		$95,284		$93,589		$90,823
Average Loans Serviced (#)	626,527		620,476		616,649		610,895		599,361

Product Mix (Average)
Product Mix (%)
GNMA	8%		9%		9%		9%		10%
FNMA/FHLMC	65%		65%		65%		67%		68%
Private	24%		23%		22%		20%		18%
Sub-Total	97%		97%		96%		96%		96%
Warehouse	3%		3%		4%		4%		4%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$43.54		$44.70		$43.45		$43.22		$40.05
Servicing Cost per Loan	$50.60		$53.01		$51.96		$51.80		$52.08

Portfolio Data
(in millions)
Average Servicing Asset **	1,503		1,350		1,262		1,106		1,062
Valuation Reserve (Ending Balance)	-		-		1		1		6
Servicing Book Value (bps)	153		140		134		120		119

Change in MSR Asset /
Average Servicing Asset	20%		18%		15%		15%		19%

Run-Off Rate	18%		17%		22%		28%		25%

** Includes valuation reserve/MSRs only

CAPITAL MARKETS
Quarterly, Unaudited
(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
Net interest income/(expense)	$240	$(594)	$(957)	$(2,563)	$(4,863)
Incremental cost of equity	(4,769)	(4,969)	(4,856)	(5,181)	(4,549)
Net interest expense	(4,529)	(5,563)	(5,813)	(7,744)	(9,412)
Noninterest income:
Fixed income	41,843	50,602	44,397	43,870	50,819
Other product revenue	62,179	45,901	39,800	41,110	46,587
Total product revenue	104,022	96,503	84,197	84,980	97,406
Other non-product revenue	(3,029)	2,400	621	1,261	2,812
Total noninterest income	100,993	98,903	84,818	86,241	100,218
Total revenue	96,464	93,340	79,005	78,497	90,806
Noninterest expense	80,553	86,379	75,759	76,093	82,757
Pretax income	$15,911	$6,961	$3,246	$2,404	$8,049

Efficiency ratio	84%	93%	96%	97%	91%

Trading inventory (millions)	$2,356	$2,175	$2,160	$2,158	$2,069
Other earning assets (millions)	2,262	2,149	2,285	2,512	2,493
Total earning assets (millions)	$4,618	$4,324	$4,445	$4,670	$4,562

Net interest margin	(0.39)%	(0.52)%	(0.52)%	(0.66)%	(0.83)%

CORPORATE
Quarterly, Unaudited

(Thousands)	2Q06	1Q06	4Q05	3Q05	2Q05
Net interest income	$ 2,350	$ 1,000	$ (1,692)	$ 1,240	$ 1,840
Noninterest income	2,254	(14,075)	2,748	2,946	2,250
Security gain/(loss)	2,893	(80,281)	(181)	(406)	75
Total revenue	7,497	(93,356)	875	3,780	4,165
Total noninterest expense	17,979	15,582	19,118	18,176	17,143
Pretax loss	$ (10,482)	$ (108,938)	$ (18,243)	$ (14,396)	$ (12,978)

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	2Q06	1Q06	4Q05	3Q05	2Q05
Tier 1 Capital (a)	$ 2,611.5	$ 2,558.3	$ 2,489.0	$ 2,430.8	$ 2,364.8
Tier 2 Capital (a)	1,331.2	1,344.5	1,090.5	1,112.5	1,096.7
Total Capital (a)	$ 3,942.7	$ 3,902.8	$ 3,579.5	$ 3,543.3	$ 3,461.5

Risk-Adjusted Assets (a)	$30,783.6	$29,166.8	$29,111.9	$28,225.1	$27,464.8

Tier 1 Ratio (a)	8.48%	8.77%	8.55%	8.61%	8.61%
Tier 2 Ratio (a)	4.33	4.61	3.75	3.94	3.99
Total Capital Ratio (a)	12.81%	13.38%	12.30%	12.55%	12.60%

Leverage Ratio (a)	6.86%	6.86%	6.67%	6.45%	6.59%

Shareholders' Equity/Assets Ratio (b)	6.52	6.43	6.42	6.19	5.96

Book Value	$ 19.59	$ 19.36	$ 18.46	$ 18.06	$ 17.59

(a) Current quarter is an estimate
(b) Calculated on period-end balances

Note 1 - Financial Glossary

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions: The net amount of the total of the discount or premium pricing charged to the borrower upon loan origination. This also includes the servicing release premium paid to correspondents to purchase loans. Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of reviewing the borrower's credit report.

FAS 91 Fee Deferral: The timing difference between recording origination fees on a loan. Per FAS 91, origination fees can only be recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Other Mortgage Servicing Rights (OMSR): Represents the amount by which the present value of the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Right Premium (SRP): The premium received for selling loans on a servicing released basis.